Inventories (Tables)	12 Months Ended
Mar. 30, 2024
Inventory Disclosure [Abstract]
Summary of Inventories, Net of Reserves
Inventories, net of reserves, are summarized as follows:

	As of
	March 30, 2024	March 25, 2023
	(In thousands)

Raw materials and work in progress	$5,151	$2,650	(1)
Finished goods	93,916	85,707	(1)

	$99,067	$88,357

(1)
The amount presented has been corrected in these financial statements from amounts previously disclosed to increase raw materials and work in progress and decrease finished goods by an amount of $1.8 million. The total inventory as of March 25, 2023 remains unchanged
as previously disclosed.

Continuity of the Inventory Reserves
Continuity of the inventory reserves are as follows (in thousands):

Balance March 27, 2021	$1,938
Additional charges	85
Deductions	(248)

Balance March 26, 2022	1,775
Additional charges	330
Deductions	(230)

Balance March 25, 2023	1,875
Additional charges	688
Deductions	(367)

Balance March 30, 2024	$2,196